Exhibit 10.1
FIFTH AMENDMENT TO RESTATED CREDIT AGREEMENT
     THIS FIFTH AMENDMENT TO RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of the 16th day of November, 2007, by and among PLAINS MARKETING, L.P. (“Borrower”), PLAINS ALL AMERICAN PIPELINE, L.P. (“PAA”), BANK OF AMERICA, N.A., as Administrative Agent, BNP Paribas, as Syndication Agent, Fortis Capital Corp., as Documentation Agent, and the Lenders party hereto.
W I T N E S S E T H:
     WHEREAS, Borrower, Administrative Agent and Lenders named therein entered into that certain Restated Credit Agreement dated as of November 19, 2004, as amended by First Amendment to Restated Credit Agreement dated as of April 20, 2005, Second Amendment to Restated Credit Agreement dated as of May 20, 2005, Third Amendment to Restated Credit Agreement dated as of November 4, 2005, and Fourth Amendment to Restated Credit Agreement dated as of November 16, 2006, and supplemented by that certain Joinder and Supplement dated June 20, 2007 (as heretofore amended and supplemented, the “Original Agreement”) for the purposes and consideration therein expressed; and
     WHEREAS, Borrower, PAA, Administrative Agent and Lenders desire to amend the Original Agreement for the purposes described herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I. — Definitions and References
     § 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     § 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.
          “Amendment” means this Fifth Amendment to Credit Agreement.
          “Credit Agreement” means the Original Agreement as amended hereby.
ARTICLE II. — Amendments
     § 2.1. Definitions. The definition of “Loan Documents” set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:
     “Loan Documents” means this Agreement, the Notes, the Letters of Credit, the LC Applications, the written Borrowing Notices, the PAA Guaranty and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

     The reference to “$1,200,000,000” set forth in the definition of “Maximum Facility Amount” set forth in Section 1.1 of the Original Agreement, is hereby amended to refer instead to “$1,400,000,000”.
     Section 1.1 of the Original Agreement is hereby amended by adding a new definition “PAA Guaranty” in appropriate alphabetical order, to read as follows:
     “ PAA Guaranty” means that certain Guaranty Agreement dated November 16, 2007 by PAA in favor of Administrative Agent for the benefit of Lenders.
     The definition of “Petroleum Products” set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:
     “Petroleum Products” means crude oil, condensate, natural gas, natural gas liquids (NGL’s), liquefied petroleum gases (LPG’s), refined petroleum products or any blend thereof.
     The definition of “Plains Terminal” set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:
     “Plains Terminal” means any storage terminal, tankage or facility owned by (i) Borrower or PAA, or (ii) by any Affiliate of Borrower or PAA that has executed and delivered a bailee letter in form and substance reasonably acceptable to Administrative Agent with respect to any Collateral stored at such terminal, tankage or facility.
     The definition of “Request Period Termination Date” set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety, effective as of November 15, 2007, to read as follows
     “Request Period Termination Date” means November 14, 2008, as such date may be extended pursuant to Section 2.9.
     § 2.2. Representations and Warranties. Article V of the Original Agreement is hereby amended as follows:
     The reference to “Borrower is duly organized” in the first sentence of Section 5.2 is amended to refer instead to “Each of Borrower and PAA is duly organized”
     The reference to “Borrower has duly taken all action” in the first sentence of Section 5.3 is amended to refer instead to “Each of Borrower and PAA has duly taken all action”, and the reference to “Loan Documents” therein is amended to refer instead to “Loan Documents to which it is a party”.
     The reference to “execution and delivery by Borrower of the Loan Documents” in the first sentence of Section 5.4 is amended to refer instead to “execution and delivery by each of Borrower and PAA of the Loan Documents to which it is a party”. The reference to “required on the part of Borrower” in the second sentence of Section 5.4 is amended to refer instead to “required on the part of Borrower or PAA”, the reference to “delivery or performance of any Loan

Document” therein is amended to refer instead to “delivery or performance of any Loan Document to which it is a party”, and the reference to “Loan Documents” therein is amended to refer instead to “Loan Documents to which it is a party”.
     The reference to “obligations of Borrower” set forth in Section 5.5 is amended to refer instead to “obligations of Borrower and PAA, to the extent a party thereto”.
     The reference to “Borrower is not subject to” in the first sentence of Section 5.14 is amended to refer instead to “Neither Borrower nor PAA is subject to”, and the reference to “incurring by Borrower” therein is amended to refer instead to “incurring by Borrower or PAA”. The phrase “the Public Utility Holding Company Act of 1935,” is deleted from the first sentence of Section 5.14. The reference to “Borrower is not subject to” in the second sentence of Section 5.14 is amended to refer instead to “Neither Borrower nor PAA is subject to”
     The reference to “Neither Borrower, nor any Person” in the first sentence of Section 5.15 is amended to refer instead to “Neither Borrower nor PAA, nor any Person”, and the second reference to “Borrower” therein is amended to refer instead to “Borrower or PAA”.
     The reference to “execution of the Loan Documents by Borrower” in the first sentence of Section 5.16 is amended to refer instead to “execution of Loan Documents by Borrower or PAA”, the reference to “Borrower will be solvent” in clause (i) thereof is amended to refer to “each of Borrower and PAA will be solvent”, the reference to “Borrower’s absolute and contingent liabilities” therein is amended to refer instead to “each of Borrower’s and PAA’s absolute and contingent liabilities”, the reference to “Borrower’s assets” therein is amended to refer instead to “Borrower’s or PAA’s assets, respectively”, and the reference to “Borrower’s capital” in clause (ii) thereof is amended to refer instead to “each of Borrower’s and PAA’s capital”. The reference to “Borrower has not incurred” in the second sentence of Section 5.16 is amended to refer instead to “Neither Borrower nor PAA has incurred”, and the reference to “nor does Borrower intend” therein is amended to refer instead to “and neither Borrower nor PAA intends”.
     § 2.3. Affirmative Covenants. Article VI of the Original Agreement is hereby amended as follows:
     The reference to “Borrower” in Section 6.1 is amended to refer instead to “Each of Borrower and PAA”.
     Clause (ii) of Section 6.2(a) is hereby amended by adding the following at the beginning thereof: “upon and following the termination or release of the PAA Guaranty,”.
     Clause (ii) of Section 6.2(b) is hereby amended by adding the following at the beginning thereof: “upon and following the termination or release of the PAA Guaranty,”.
     The reference to “Borrower will furnish” in the first sentence of the first paragraph of Section 6.3 is amended to refer instead to “each of Borrower and PAA will furnish”. The reference to “Borrower shall permit” in the second sentence of the first paragraph of Section 6.3 is amended to refer instead to “each of Borrower and PAA shall permit”, and the reference to “reasonable prior notice to Borrower” therein is amended to refer instead to “reasonable prior notice to Borrower or PAA, as the case may be”. The reference to “officer, employee or representative of Borrower” in the third sentence of the first paragraph of Section 6.3 is amended to refer instead to “officer, employee or representative of Borrower or PAA”, the reference to “which Borrower determines” therein is amended to refer instead to “which Borrower or PAA determines”, and the reference to “between Borrower and Persons other than Borrower or an Affiliate of Borrower” therein is amended to refer instead to “between Borrower or PAA and Persons other than Borrower, PAA or an Affiliate of Borrower or PAA”.
     The reference to “Borrower hereby acknowledges” in the first sentence of the second paragraph of Section 6.3 is amended to refer instead to “Each of Borrower and PAA acknowledges”, the reference to “by or on behalf of Borrower” in clause (a) thereof is amended to refer instead to “by or on behalf of Borrower or PAA”, and the reference to “with respect to Borrower or its securities” in clause (b) thereof is amended to refer instead to “with respect to Borrower, PAA or their respective securities”. The reference to “If Borrower” in the second sentence of the second paragraph of Section 6.3 is amended to refer instead to “If Borrower or PAA”, the reference to “Borrower shall be deemed” in clause (x) thereof is amended to refer instead to “each of Borrower and PAA shall be deemed”, and the reference to “with respect to Borrower or its securities” therein is amended to refer instead to “with respect to Borrower, PAA or their respective securities”
     Section 6.5 is amended by adding a new sentence immediately following the first sentence thereof, to read as follows: “PAA will maintain and preserve its existence, except in each case (a) where the failure so to maintain or preserve would not be reasonably expected to cause a Material Adverse Change (as defined in the PAA Credit Agreement) or (b) as a result of statutory conversion.”
     § 2.4. Events of Default and Remedies. Article VIII of the Original Agreement is hereby amended as follows:
     The reference to “Borrower fails to pay any Obligation” in Section 8.1(b) is amended to refer instead to “Either Borrower or PAA fails to pay any Obligation”.
     The reference to “Borrower fails” in Section 8.1(d) is amended to refer instead to “Either Borrower or PAA fails”.
     The reference to “by or on behalf of Borrower in connection with any Loan Document” in Section 8.1(e) is amended to refer instead to “by or on behalf of Borrower or PAA in connection with any Loan Document to which it is a party”.
     § 2.5. Miscellaneous. Article X of the Original Agreement is hereby amended as follows:
     The reference to “any departure by Borrower therefrom” in the third sentence of Section 10.1(a) is amended to refer to “any departure by Borrower or PAA therefrom”, and the reference to “Majority Lenders and Borrower” therein is amended to refer instead to “Majority Lenders, Borrower and PAA”. Clause (vii)(A) of Section 10.1(a) is amended in its entirety to read as follows: “(A) Borrower from its obligation to pay such Lender’s Note or PAA from its obligations under the PAA Guaranty”.
     The reference to “Borrower hereby represents” in Section 10.1(b) is amended to refer instead to “Each of Borrower and PAA hereby represents”, the reference to “fiduciary obligation toward Borrower” is amended to refer instead to “fiduciary obligation toward Borrower or PAA”, the reference to “Borrower, on one hand” is amended to refer instead to “Borrower and PAA, on one hand”, and the reference to “between Borrower and any Lender Party” is amended to refer instead to “between Borrower or PAA and any Lender Party”.
     The reference to “Borrower’s various representations” in the first sentence of Section 10.2 is amended to refer instead to “Each of Borrower’s and PAA’s various representations”.
     The reference to “if to Borrower, Administrative Agent or LC Issuer” in clause (i) of Section 10.3(a) is amended to refer instead to “if to Borrower, PAA, Administrative Agent or LC Issuer”. The reference to “Administrative Agent or Borrower may” in the second sentence of Section 10.3(b) is amended to refer instead to “Administrative Agent, Borrower or PAA may”. The reference to “Borrower, Administrative Agent and LC Issuer” in the first sentence of Section 10.03(c) is amended to refer instead to “Borrower, PAA, Administrative Agent and LC Issuer”.
     The reference to “brought by Borrower” in the second sentence of the first paragraph of Section 10.4(b) is amended to refer instead to “brought by Borrower and/or PAA”. The reference to “Borrower or its Affiliates” at the end of the first sentence of the second paragraph of Section 10.4(b) is amended to refer instead to “Borrower, PAA or their Affiliates”, and the parenthetical “(including Borrower or any of its Affiliates)” in the second sentence thereof is amended in its entirety to read as follows: “(including Borrower, PAA or any of their Affiliates)”.
     The reference to “Borrower may not assign”: in the first sentence to Section 10.5(a) is amended to refer instead to “neither Borrower nor PAA may assign”.
     In the second sentence of Section 10.7, (i) the reference to “Borrower hereby agrees that any legal action or proceeding against Borrower” is amended to refer instead to “Each of Borrower and PAA hereby agrees that any legal action or proceeding against Borrower and/or PAA”, and (ii) the reference to “Borrower accepts and consents” therein is amended to refer instead to “each of Borrower and PAA accepts and consents”. The reference to “Borrower agrees” in the third sentence of Section 10.7 is amended to refer instead to “Each of Borrower and PAA agrees”. The fourth sentence of Section 10.7 is amended in its entirety to read as follows: “In furtherance of the foregoing, each of Borrower and PAA hereby irrevocably designates and appoints Corporation Service Company, 80 State Street, Albany, New York 12207, as agent of each of Borrower and PAA to receive service of all process brought against Borrower or PAA with respect to any such proceeding in any such court in New York, such service being hereby acknowledged by each of Borrower and PAA to be effective and binding service in every respect.” The reference to “by registered mail to Borrower at its address set forth below, but the failure of Borrower” in the fifth sentence of Section 10.7 is amended to refer instead to “by registered mail to Borrower or PAA at its address set forth below, but the failure of Borrower or PAA”. The reference to “Borrower shall furnish” in the sixth sentence of Section 10.7 is amended to refer instead to “Each of Borrower and PAA shall furnish”. The reference to “proceedings against Borrower” in the seventh sentence of Section 10.7 is amended to refer instead to “proceedings against Borrower or PAA”. The reference to “cease to act as Borrower’s Agent, Borrower hereby irrevocably agrees” in the eighth sentence of Section 10.7 is amended to refer instead to “cease to act as Borrower’s or PAA’s Agent, each of Borrower and PAA hereby irrevocably agrees”.
     The reference to “Lender Parties, Borrower and any other parties” in the first sentence of Section 10.8 is amended to refer instead to “Lender Parties, Borrower, PAA and any other parties”. The reference to “Neither Borrower nor any present or future guarantors” in the third sentence of Section 10.8 is amended to refer instead to “Neither Borrower, PAA nor any present or future guarantors”. The reference to “Lender Parties and Borrower” in the sixth sentence of Section 10.8 is amended to refer instead to “Lender Parties, Borrower and PAA”
     The parenthetical “(without notice to Borrower)” in Section 10.9 is amended in its entirety to read as follows: “(without notice to Borrower or PAA)”, and each reference to “of Borrower” in clauses (a), (b) and (c) of Section 10.9 is amended to refer instead to “of Borrower or PAA”.
     The reference to “made by Borrower in any Loan Document” in the third sentence of the first paragraph of Section 10.10 is amended to refer instead to “made by Borrower or PAA in any Loan Document”. The reference to “payment by or on behalf of Borrower” in the first sentence of the second paragraph of Section 10.10 is amended to refer instead to “payment by or on behalf of Borrower or PAA”.
     The references to “Borrower” in Section 10.14 are amended to refer instead to “Borrower and Parent”.
     § 2.6. Schedules The reference to “BORROWER” set forth in Schedule 10.3 to the Original Agreement is hereby amended to refer instead to “BORROWER AND PAA”.
     § 2.7. Confirmation of Prior Approved Financing Request Each Lender a party hereto hereby confirms that it has previously approved the following Financing Requests, which specify a funding date after the current Request Period Termination Date of November 16, 2007, and acknowledges and agrees that such approvals shall apply notwithstanding that the extension of the Request Period Termination Date as provided in Section 2.1 hereof is not yet effective:
1.	Financing Request-Initial dated September 28, 2007 with respect to a Delivery Month of October, 2007 and an Initial Financing Request of $114,400,000 and related Financing Request-Final dated November 7, 2007 with Final Financing Request of $123,300,000.

2.	Financing Request-Initial dated November 7, 2007 with respect to a Delivery Month of November, 2007 and an Initial Financing Request of $51,200,000.

3.	Special Financing Request 2007 #25.1 dated November 7, 2007 totaling $39,500,000.

4.	Special Financing Request 2007 #26.1 dated November 7, 2007 totaling $6,300,000.

5.	Special Financing Request 2007 #27.1 dated November 7, 2007 totaling $38,100,000.
ARTICLE III. — Conditions of Effectiveness
     § 3.1. Effective Date. This Amendment shall become effective as of the date first written above, when and only when
     (i) Administrative Agent shall have received, at Administrative Agent’s office a counterpart of this Amendment executed and delivered by Borrower, PAA and Lenders;
     (ii) Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Administrative Agent:
     PAA Guaranty. The PAA Guaranty.
Borrower Omnibus Certificate. An “Omnibus Certificate” of the secretary or assistant secretary and any vice president of Plains Marketing GP Inc., which shall contain the names and signatures of the officers of such company authorized to execute Loan Documents on behalf of Borrower and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions duly adopted by the Board of Directors of such company and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Loan Documents delivered or to be delivered by Borrower in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of Borrower and all amendments thereto, certified by the appropriate official of its jurisdiction of organization, and (3) a copy of the agreement of limited partnership of Borrower.
PAA Omnibus Certificate. An “Omnibus Certificate” of the secretary or assistant secretary and any vice president of Plains All American GP LLC, the general partner of PAA, which shall contain the names and signatures of the officers of such general partner authorized to execute Loan Documents on behalf of PAA and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions duly adopted by the board of directors of such general partner and in full force and effect at the time this Amendment is entered into, authorizing the execution of this Amendment and the other Loan Documents delivered or to be delivered by PAA in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of PAA and all amendments thereto, certified by the appropriate official of its jurisdiction of organization, and (3) a copy of the agreement of limited partnership of PAA.
Closing Certificate. A certificate of a Responsible Officer of Plains Marketing GP Inc., regarding satisfaction of the conditions set forth in Section 4.2 of the Credit Agreement.
Certificates of Existence and Good Standing. Certificates of the due formation, valid existence and good standing of each of Borrower and PAA in Delaware, issued by the Delaware Secretary of State.
Legal Opinions. Favorable opinions of Tim Moore, Esq., General Counsel for Borrower and PAA, and Fulbright & Jaworski L.L.P., special Texas and New York counsel to Borrower and PAA, with respect to this Amendment and the PAA Guaranty.
Supporting Documents. Such supporting documents as Administrative Agent may reasonably request.
     (iii) No Material Adverse Change shall have occurred since December 31, 2006.
     (iv) Payment of all facility, agency and other fees required to be paid to Administrative Agent or any Lender pursuant to any Loan Documents.
ARTICLE IV. — Representations and Warranties
     § 4.1. Representations and Warranties of Borrower and PAA. In order to induce Administrative Agent and Lenders to enter into this Amendment, each of Borrower and PAA severally represents and warrants, solely as to itself, to Administrative Agent and each Lender that:
     (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation and warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders, then in each case, such other date.
     (b) Each of Borrower and PAA is duly authorized to execute and deliver this Amendment, Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement, and PAA is and will continue to be duly authorized to perform its obligations under the PAA Guaranty. Each of Borrower and PAA has duly taken all action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of its obligations hereunder.
     (c) The execution and delivery by each of Borrower and PAA of this Amendment, the performance by it of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of (1) Law applicable to it, (2) its organizational documents, or (3) any judgment, order or material license or permit applicable to or binding upon it, (ii) result in the acceleration of any Indebtedness owed by it, or (iii) result in or require the creation of any consensual Lien upon any of its material assets or properties, except as expressly contemplated in, or permitted by, the Loan Documents. Except as expressly contemplated in, or permitted by, the Loan Documents, disclosed in the Disclosure Schedule or disclosed pursuant to Section 6.4 of the Credit Agreement, no permit, consent, approval, authorization or order of, and no notice to or filing, registration or qualification with, any Governmental Authority is required on the part of Borrower or PAA pursuant to the provisions of any material Law applicable to it as a condition to its execution, delivery or performance of this Amendment, or to consummate the transactions contemplated hereby.
     (d) When duly executed and delivered, this Amendment and each of the Loan Documents, as amended hereby, will be a legal and binding obligation of Borrower and PAA to the extent a party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and general principles of equity.
ARTICLE V. — Miscellaneous
     § 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by Borrower and PAA. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
     § 5.2. Ratification of Security Documents. Borrower, PAA, Administrative Agent, and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations, arising under or in connection with the LC Obligations or the Notes, are Obligations and are secured indebtedness under, and are secured by, each and every Security Document, and upon the execution and delivery of the PAA Guaranty, will be guaranteed by the PAA Guaranty. Borrower hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of Borrower described as Collateral in any Security Document.
     § 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower and PAA shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations under the Credit Agreement are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or PAA hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower and PAA under this Amendment and under the Credit Agreement.
     § 5.4. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     § 5.5. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.
     § 5.6. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manual executed counterpart.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BORROWER:	PLAINS MARKETING, L.P.

	By:	Plains Marketing GP Inc., General Partner

	By:	/s/ Al Swanson

Al Swanson
Senior Vice President-Finance and Treasurer

PAA:	PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	PLAINS AAP, L.P.,
its general partner

	By:	PLAINS ALL AMERICAN GP LLC,
its general partner

	By:	/s/ Al Swanson

Al Swanson
Senior Vice President-Finance and Treasurer

LENDER PARTIES:	BANK OF AMERICA, N.A.,
Administrative Agent

	By:	/s/ William Faidell, Jr.

Name: William Faidell, Jr.
Title: Assistant Vice President

BANK OF AMERICA, N.A.,
a Lender and LC Issuer

	By:	/s/ Christen A. Lacey

Name: Christen A. Lacey
Title: Principal

BNP PARIBAS, Syndication Agent and a Lender

By:	/s/ Edward Chin

Name: Edward Chin
Title: Managing Director

By:	/s/ Sally Haswell

Name: Sally Haswell
Title: Managing Director

FORTIS CAPITAL CORP.,
Documentation Agent and a Lender

By:	/s/ Chad Clark

Name: Chad Clark
Title: Director

By:	/s/ Suzanne Durney

Name: Suzanne Durney
Title: Vice President

SOCIETE GENERALE, Lender

By:	/s/ Chung-Taek Oh

Name: Chung-Taek Oh
Title: Vice President

By:	/s/ Marilena Anastassiadou

Name: Marilena Anastassiadou
Title: Director

WACHOVIA BANK, NATIONAL
ASSOCIATION, Lender

By:	/s/ Shawn Young

Name: Shawn Young
Title: Vice President

BANK OF SCOTLAND, Lender

By:	/s/ Percy Ngai

Name: Percy Ngai
Title: Assistant Vice President

WELLS FARGO BANK, N.A., Lender

By:	/s/ Terence D’Souza

Name: Terence D’Souza
Title: Vice President

JPMORGAN CHASE BANK, N.A., Lender

By:	/s/ Tara Narasiman

Name: Tara Narasiman
Title: Associate

COMMERZBANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES, Lender

By:	/s/ Andrew Campbell

Name: Andrew Campbell
Title: Senior Vice President

By:	/s/ Barbara F. Stacks

Name: Barbara F. Stacks
Title: Assistant Vice President

THE BANK OF NOVA SCOTIA, Lender

By:	/s/ J. Forward

Name: J. Forward
Title: Managing Director

SUNTRUST BANK, Lender

By:	/s/ Sean Roche

Name: Sean Roche
Title: Vice President

DNB NOR BANK ASA, Lender

By:	/s/ Thomas Tangen

Name: Thomas Tangen
Title: Vice President

By:	/s/ Nikolai A. Nachamkin

Name: Nikolai A. Nachamkin
Title: Senior Vice President

ING CAPITAL LLC, Lender

By:	/s/ Cheryl Labelle

Name: Cheryl Labelle
Title: Managing Director

MIZUHO CORPORATE BANK, LTD., Lender

By:	/s/ Raymond Ventura

Name: Raymond Ventura
Title: Deputy General Manager